Putnam
Voyager
Fund

ANNUAL REPORT
July 31, 1996

[LOGO: BOSTON * LONDON * TOKYO]





Fund highlights

* "Putnam Voyager Fund remains true to its founding spirit . . .
   returns so far have lived up to its past. . . . The fund's risk-reducing diversity comes as an added bonus to its competitive long-term returns."*

                            -- Morningstar Mutual Funds, June 21, 1996

* Putnam Voyager Fund's class A shares have consistently performed in the top quartile of the funds in Lipper Analytical Services' capital appreciation fund category. For the 1-, 3-, 5-, and 10-year performance periods ended June 30, 1996, the fund's class A shares ranked 27 out of 169 (top 16%), 10 out of 113 (top 9%), 11 out of 82 (top 14%), and 3 out of 52 (top 6%), respectively.+


     CONTENTS
4     Report from Putnam Management
9     Fund performance summary
14    Portfolio holdings
26    Financial statements


*For detailed performance information and comparison to index returns please see pages 9 and 10.

+Lipper rankings are based on total return performance, vary over time, and do not reflect the effects of sales charges. Class B shares ranked 34 out of 169 funds and class M shares ranked 30 out of 169 funds for 1-year performance. Past performance is not indicative of future results.



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

(copyright) Karsh, Ottawa

Dear Shareholder:

Putnam Voyager Fund reaped the benefits of a stock market rise that continued throughout virtually all of the fiscal year ended July 31, 1996. In the final weeks of the period, however, the market delivered a stern reminder that such advances do not continue without interruption.

The portfolio's commitment to stocks of companies and industry sectors with above-average growth prospects allowed the fund to make the most of the rally and to weather the decline well.

With its time-tested approach of focusing investments on what management calls foundation growth stocks, premier growth stocks, and opportunity stocks, the fund thus was able to close its books on yet another year of solidly positive results. In the report that follows, your fund's management team discusses the strategy as it applied to fiscal '96 performance and examines prospects for fiscal '97.

Respectfully yours,

/S/George Putnam

George Putnam

Chairman of the Trustees

September 16, 1996



Report from the Fund Managers
Roland W. Gillis
Charles H. Swanberg
Robert R. Beck

After enjoying a spectacular ride for much of fiscal 1996, Putnam Voyager Fund encountered some rough patches this past June and July. Bracing for the possibility of higher inflation, rising interest rates, and earnings disappointments, investors fled the equity market, causing the broad averages to decline sharply.

Because the fund is able to diversify holdings among companies at varying stages of development, the portfolio's foundation growth, premier growth, and opportunity segments, or "sleeves," were able to complement one another as market conditions changed. Consequently, despite the market's correction, your fund stayed on track, with each share class posting double-digit total returns at net asset value for the 12 months ended July 31, 1996. Please see pages 9 and 10 for full performance details.

* FOUNDATION GROWTH STOCKS: LITTLE ENGINES THAT CAN

There is no doubt that the smaller, more aggressive growth stocks that make up the fund's foundation growth sleeve came under the greatest pressure this summer. Although July's correction began with these stocks, it quickly spread across the entire market. In our opinion, the correction had more to do with bringing excessive valuations back into line than with any serious concerns about earnings growth rates or the long-term potential of foundation growth stocks. Throughout the turbulence, we have remained focused on companies that can develop innovative products and services, which, in turn, should allow them to grow faster than the market over the long run.

The foundation growth sleeve continues to emphasize stocks in the telecommunications, computer networking, and client-server software areas, in which many holdings have posted earnings above our expectations despite recent short-term price declines. Weak computer equipment demand and disappointing earnings projections led us to eliminate most semiconductor stocks from the portfolio by period's end. Some top performers included Cisco Systems, Pairgain Technology, Tellabs, Adtran, and Cascade Communications. While these stocks, along with others discussed in this report, were viewed favorably at the end of the fiscal period, all portfolio holdings are subject to review and adjustment in accordance with the fund's investment strategy and may vary in the future.

In addition to benefiting long-distance carriers, wireless communications companies, and competitive access providers, the Telecommunications Act of 1996 has had a favorable impact on radio and television broadcasters. We positioned the fund to benefit further from this trend by adding companies like Chancellor Broadcasting, Jacor Communications, and Sinclair Broadcast Group to the portfolio.

We refined the sleeve's health-care exposure as the fiscal year progressed, shifting assets out of managed-care providers such as Healthsource and Pacificare Health, which have been adversely affected by industry price pressures, and into medical information technology and medical services companies, such as Guidant Corporation, which stand to benefit from their supportive roles to hospitals.

Finally, innovative companies with specific market niches and the demonstrated ability to grab market share from more traditional competitors continued to dominate our selections. HFS, Inc., a long-standing holding in the lodging area, Bed Bath and Beyond, a specialty retailer, Corporate Express in the office products field, and Circus Circus in the gaming industry are just a few holdings of this type that have proved their worth.

[GRAPHIC OMITTED: Horizontal bar chart TOP INDUSTRY SECTORS]

Computer software              8.2%

Business services              7.0%

Pharmaceuticals
and biotechnology              4.8%

Retail                         4.4%

Medical supplies and
devices                        4.4%

Footnote reads:
*Based on net assets as of 7/31/96. Sector allocations will vary over time.



* PREMIER GROWTH: THE MOMENTUM CHUGS ALONG

Premier growth holdings, while featuring above-average growth rates, differ from foundation growth stocks in their market capitalization and stage of development. They constitute midsize to large companies with strong earnings momentum, substantial business franchises, and considerable financial strength. Roughly two thirds of the stocks found in the premier growth sleeve are NASDAQ-listed issues, the remainder are large enough to be listed on the New York Stock Exchange. Not surprisingly, then, both foundation and premier growth holdings often capitalize on the same industry themes.

Networking stocks and software technology companies, for example, also played key roles in the premier segment's returns, with Cisco Systems and Cascade Communications among this sleeve's most attractive holdings. Other performance boosters included Microsoft, Rational Software, Ascend Communications, and Parametric Technology. Some of the top-performing companies we highlighted in earlier reports, such as America Online and U.S. Robotics, were sold at considerable profit this past spring just prior to their dramatic price declines this summer.

We have also had success with select companies in the financial, specialty retailing, and office products sectors. Since the beginning of the fiscal year, Federal Home Loan Mortgage Corporation and Federal National Mortgage Association each have risen in price by more than 40%. In the credit card business, MBNA and First Data Corporation have posted gains in excess of 25% and 35%, respectively. Home Depot and Starbucks continue to dominate their market niches, and Viking Office Products and Corporate Express have risen considerably in price.

The fund's foreign exposure has remained the same, making up roughly 14% of the premier growth segment and around 7.4% for the fund overall. International top performers include Rentokil, a British diversified business services company, and Sandoz, a Swiss pharmaceutical and chemicals concern.



[GRAPHIC OMITTED: TOP 10 HOLDINGS]

HFS, Inc.
Lodging

Computer Associates Intl., Inc.
Computer software

Thermo Electron Corp.
Energy

Parametric Technology Corp.
Computer software

HBO & Co.
Health-care information systems

MBNA Corp.
Financial services

Corporate Express, Inc.
Business services

Microsoft Corp.
Computer software

Cascade Communications Corp.
Networking equipment

Citicorp
Banking

Footnote reads:
These holdings represent 11.8% of the fund's assets as of 7/31/96. Portfolio holdings will vary over time.

In response to growing economic uncertainty, we've engaged in some defensive strategies, which include an increase in the sleeve's exposure to health care -- specifically the medical device makers and industry-leading pharmaceutical giants that stand to benefit from continued strong demand. Shared Medical, Medtronic, Johnson & Johnson, Boston Scientific, Sandoz, and Pfizer have been solid performers and possess further appreciation potential. Additionally, we've added a few large consumer nondurable names, such as Gillette and Newell Co.

* OPPORTUNITY HOLDINGS HELPED PREVENT DERAILMENT

Opportunity stocks -- the stocks of large, well-established companies undergoing positive change -- provided the fund with considerable insulation against market declines during the equity market's bumpy ride. The volatility and speculation that flared up among small to medium-sized companies were tempered by the investments we made for the fund's opportunity segment.

The market's changing dynamics prompted us to initiate and increase sizable positions in several attractively priced, well-established companies. We also took profits in some of the portfolio's longer-held issues. New holdings include those of companies undergoing restructuring and companies in more economically sensitive industries exhibiting the ability to benefit from accelerating worldwide growth. Meaningful new positions have been established in NationsBank, a super-regional banking concern; Enron, Columbia Gas, and El Paso Gas, three natural gas companies; large retailers such as Dayton Hudson Corp., Payless Shoe Stores, and Federated Department Stores; and beverage conglomerate Anheuser-Busch.

We also increased existing positions in companies such as BankAmerica and Kimberly-Clark. We sold out of Digital Equipment Corporation,
Columbia HCA, and Royal Dutch Petroleum, realizing handsome profits as the stocks gained recognition in the marketplace.

* NEAR-TERM VOLATILITY NOT OUT OF THE QUESTION, BUT OUTLOOK FAR FROM
  BLEAK

Without a doubt, the market's next move is open to interpretation. Mixed signals about the economy, interest rates, and inflation abound from all directions and continued volatility over the near term is a much greater likelihood than any return to relative stability. However, we believe the outlook for growth-stock investing remains positive over the long term as macroeconomic conditions, when taken in a historical context, remain favorable. Worldwide competition continues to prevent inflation from running unchecked, global interest rates are historically low, and the U.S. economy is much healthier today than in previous decades. Furthermore, we believe that your fund, with its three distinct growth stock segments, is well positioned to take advantage of opportunities in a broad range of various-sized companies featuring the ability to increase earnings much faster than the overall market, regardless of the economic environment.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 7/31/96, there is no guarantee the fund will continue to hold these securities in the future.



Performance summary

Performance should always be considered in light of a fund's investment strategy. Putnam Voyager Fund is designed for investors aggressively seeking capital appreciation primarily through common stocks.
This section provides, at a glance, information about your fund's performance. Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

TOTAL RETURN FOR PERIODS ENDED 7/31/96

                        Class A          Class B           Class M
(inception date)        (4/1/69)        (4/27/92)         (12/1/94)
                       NAV     POP     NAV     CDSC      NAV     POP
-----------------------------------------------------------------------
1 year               15.49%   8.85%  14.70%    9.70%   14.97%  10.95%
-----------------------------------------------------------------------
5 years             122.74  109.91      --       --       --      --
Annual average       17.37   15.99      --       --       --      --
-----------------------------------------------------------------------
10 years            367.53  340.66      --       --       --      --
Annual average       16.68   15.99      --       --       --      --
-----------------------------------------------------------------------
Life of class           --      --   96.62    94.62    46.49   41.33
Annual average          --      --   17.20    16.92    25.68   23.02
-----------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 7/31/96

                         Standard & Poor's           Consumer
                       (registered trademark)         Price
                              500 Index               Index
-----------------------------------------------------------------------
1 year                         16.47%                 2.95%
-----------------------------------------------------------------------
5 years                        89.22                 15.27
Annual average                 13.60                  2.88
-----------------------------------------------------------------------
10 years                      268.20                 43.38
Annual average                 13.92                  3.67
-----------------------------------------------------------------------
Life of class B                72.92                 12.54
Annual average                 13.72                  2.81
-----------------------------------------------------------------------
Life of class M                47.21                  4.88
Annual average                 26.06                  2.89
-----------------------------------------------------------------------

Performance data represent past results, do not reflect future performance, and will differ for each share class. They do not take into account any adjustment for taxes payable on reinvested distributions, or, for class A shares, distribution fees prior to implementation of the class A distribution plan in 1990. Investment returns and net asset value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. POP assumes 5.75% maximum sales charge for class A shares and 3.50% for class M shares. CDSC for class B shares assumes the applicable sales charge, with the maximum being 5%.



GROWTH OF A $10,000 INVESTMENT
Cumulative total return of a $10,000 investment since 7/31/86


Starting value                      (Insert ending Total)
 $9,425          Fund's class A shares at POP    $43,707
$10,000                         S&P 500 Index    $36,820
$10,000                  Consumer Price Index    $14,338

(plot points for 10-year total return mountain chart)

          Fund's Class A    S&P 500  Consumer Price
Date/year  shares at POP      Index           Index
---------    -----------     ------          ------
7/31/86            9,425     10,000          10,000
7/31/87           12,407     13,936          10,393
7/31/88           11,195     12,304          10,822
7/31/89           14,145     16,216          11,361
7/31/90           15,186     17,251          11,909
7/31/91           16,159     19,458          12,438
7/31/92           17,698     21,941          12,831
7/31/93           23,527     23,848          13,187
7/31/94           24,662     25,085          13,553
7/31/95           37,320     31,614          13,927
7/31/96           43,707     36,820          14,338

Footnote reads:
Past performance is no assurance of future results. A $10,000 investment in the fund's class B shares at inception on 4/27/92 would have been valued at $19,662 on 7/31/96 ($19,462 with a redemption at the end of the period). A $10,000 investment in the fund's class M shares at inception on 12/1/94 would have been valued at $14,649 at net asset value on 7/31/96 ($14,333 at public offering price).


PRICE AND DISTRIBUTION INFORMATION

12 months ended 7/31/96
                              Class A          Class B          Class M
-----------------------------------------------------------------------
Distributions (number)              1                1                1
-----------------------------------------------------------------------
Capital gains
-----------------------------------------------------------------------
Long-term                      $0.738           $0.738           $0.738
-----------------------------------------------------------------------
Short-term                      0.122            0.122            0.122
-----------------------------------------------------------------------
  Total                         $0.86            $0.86            $0.86
-----------------------------------------------------------------------
Share value:                  NAV       POP       NAV     NAV      POP
-----------------------------------------------------------------------
7/31/95                     $14.42    $15.30    $14.01  $14.37   $14.89
-----------------------------------------------------------------------
7/31/96                      15.73     16.69     15.15   15.60    16.17
-----------------------------------------------------------------------

TOTAL RETURN FOR PERIODS ENDED 6/30/96
(most recent calendar quarter)

                         Class A        Class B          Class M
(inception date)        (4/1/69)       (4/27/92)        (12/1/94)
                      NAV     POP     NAV     CDSC    NAV       POP
-----------------------------------------------------------------------
1 year              33.82%  26.15%   32.84%   27.84%  33.12%  28.45%
-----------------------------------------------------------------------
5 years            159.91  144.97       --       --      --      --
Annual average      21.05   19.62       --       --      --      --
-----------------------------------------------------------------------
10 years           358.83  332.49       --       --      --      --
Annual average      16.46   15.77       --       --      --      --
-----------------------------------------------------------------------
Life of class          --      --   113.23   111.23   58.88    53.29
Annual average         --      --    19.86    19.59   34.05    31.04
-----------------------------------------------------------------------

Performance data represent past results, do not reflect future performance, and will differ for each share class. Investment returns and net asset value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost.

TERMS AND DEFINITIONS

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 5.75% sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

Standard & Poor's(registered trademark) 500 Price Index is an unmanaged list of common stocks that is frequently used as a general measure of stock market performance. It assumes reinvestment of all distributions and interest payments and does not take in account brokerage fees or taxes. Securities in the fund do not match those in the index and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.



Report of independent accountants

To the Trustees and Shareholders of
Putnam Voyager Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments owned, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Voyager Fund (the "fund") at July 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at July 31, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Boston, Massachusetts
September 13, 1996




Portfolio of investments owned
July 31, 1996

COMMON STOCKS  (95.8%) *
NUMBER OF SHARES                                                                                                         VALUE

Advertising  (0.5%)
------------------------------------------------------------------------------------------------------------------------------
          899,750  Omnicom Group, Inc.                                                                              36,439,875
          412,350  Outdoor Systems, Inc. +                                                                          11,288,081
          401,368  Universal Outdoor Holdings, Inc. +                                                                8,428,728
                                                                                                              ----------------
                                                                                                                    56,156,684

Aerospace and Defense  (0.6%)
------------------------------------------------------------------------------------------------------------------------------
          350,000  Boeing Co.                                                                                       30,975,000
          250,000  Lockheed Martin Corp.                                                                            20,718,750
          328,400  Northrop Grumman Corp.                                                                           22,577,500
                                                                                                              ----------------
                                                                                                                    74,271,250

Alcoholic Beverages  (0.9%)
------------------------------------------------------------------------------------------------------------------------------
          550,000  Anheuser-Busch Cos., Inc.                                                                        41,112,500
        2,050,000  Seagram Co., Ltd.                                                                                68,162,500
                                                                                                              ----------------
                                                                                                                   109,275,000

Apparel  (1.2%)
------------------------------------------------------------------------------------------------------------------------------
        1,817,550  Gucci Group NV (Italy) +                                                                        103,145,937
          699,600  Tommy Hilfiger Corp. +                                                                           35,504,700
                                                                                                              ----------------
                                                                                                                   138,650,637

Automotive  (0.8%)
------------------------------------------------------------------------------------------------------------------------------
        1,511,900  Echlin, Inc.                                                                                     50,459,663
        1,100,000  Snap-On Inc.                                                                                     48,812,500
                                                                                                              ----------------
                                                                                                                    99,272,163

Banks  (2.4%)
------------------------------------------------------------------------------------------------------------------------------
          600,000  Bank of Boston Corp.                                                                             31,800,000
        1,000,000  BankAmerica Corp.                                                                                79,750,000
        1,300,000  Citicorp                                                                                        106,437,500
          680,000  NationsBank Corp.                                                                                58,395,000
                                                                                                              ----------------
                                                                                                                   276,382,500

Basic Industrial Products  (0.3%)
------------------------------------------------------------------------------------------------------------------------------
        1,000,000  General Signal Corp.                                                                             39,125,000

Biotechnology  (0.2%)
------------------------------------------------------------------------------------------------------------------------------
          552,700  IDEXX Laboratories, Inc. +                                                                       21,417,125

Broadcasting  (2.8%)
------------------------------------------------------------------------------------------------------------------------------
          449,174  Chancellor Broadcasting Corp. Class A +                                                          15,496,503
        1,119,070  Clear Channel Communications, Inc. +                                                             89,105,949
          248,600  Evergreen Media Corp. Class A +                                                                  10,876,250
          676,800  Heartland Wireless Communications, Inc. +                                                        14,889,600
        1,099,185  Infinity Broadcasting Corp. Class A +                                                            30,227,588
          383,521  Jacor Communications, Inc. +                                                                     11,697,391
          416,620  LIN Television Corp. +                                                                           15,467,018
        1,462,300  Paxson Communications Corp. +                                                                    14,166,031
          953,561  Providence Journal Co. Class A +                                                                 17,164,098
        1,182,150  Renaissance Communications Corp. +                                                               40,784,175
          165,540  SFX Broadcasting, Inc. Class A +                                                                  6,683,678
          618,507  Sinclair Broadcast Group, Inc. Class A +                                                         25,049,534
        1,849,600  Westwood One, Inc. +                                                                             25,894,400
          173,900  Young Broadcasting Corp. Class A +                                                                5,347,425
                                                                                                              ----------------
                                                                                                                   322,849,640

Building Products  (0.2%)
------------------------------------------------------------------------------------------------------------------------------
        1,000,000  Masco Corp.                                                                                      27,875,000

Business Services  (7.0%)
------------------------------------------------------------------------------------------------------------------------------
          274,900  Affiliated Computer Services, Inc. Class A +                                                     15,119,500
        1,732,980  Airgas, Inc. +                                                                                   32,060,130
        1,048,200  Alco Standard Corp.                                                                              45,858,750
          496,050  Corestaff, Inc. +                                                                                19,966,013
        3,184,030  Corporate Express, Inc. +                                                                       119,003,121
        1,215,284  Danka Business Systems ADR (United Kingdom)                                                      33,420,310
        2,250,000  Deluxe Corp.                                                                                     82,968,750
        1,300,000  Dow Jones & Co., Inc.                                                                            50,862,500
          464,030  FlightSafety International, Inc.                                                                 21,345,380
        2,285,480  Input/Output, Inc. +                                                                             71,992,620
          392,900  Interim Services, Inc. +                                                                         14,537,300
          865,324  Interpublic Group of Cos., Inc.                                                                  38,182,422
        1,553,500  Metromedia International Group, Inc. +                                                           15,923,375
          101,030  National Data Corp.                                                                               4,015,943
           47,600  NOVA Corp. +                                                                                      1,481,550
        1,541,957  Paychex, Inc.                                                                                    70,544,533
       12,888,080  Rentokil Group Ord. PLC (United Kingdom)                                                         77,859,147
          450,000  Reuters Holdings PLC ADR (United Kingdom)                                                        28,181,250
        2,531,724  Robert Half International, Inc. +                                                                71,521,203
                                                                                                              ----------------
                                                                                                                   814,843,797

Cable Television  (0.6%)
------------------------------------------------------------------------------------------------------------------------------
        1,307,684  Tele-Comm Liberty Media Group, Inc. Class A +                                                    28,769,048
        2,500,000  Tele-Communications Inc. Class A +                                                               35,625,000
                                                                                                              ----------------
                                                                                                                    64,394,048

Chemicals  (2.5%)
------------------------------------------------------------------------------------------------------------------------------
          600,000  Air Products & Chemicals, Inc.                                                                   32,025,000
          350,000  Betz Laboratories, Inc.                                                                          15,881,250
          600,000  Great Lakes Chemical Corp.                                                                       34,575,000
          400,000  Loctite Corp.                                                                                    17,100,000
          200,000  Mallinckrodt Group, Inc.                                                                          7,475,000
        1,150,000  Praxair, Inc.                                                                                    44,131,250
        1,100,000  Raychem Corp.                                                                                    72,737,500
           41,400  Sandoz AG (Switzerland)                                                                          46,219,103
          600,000  Witco Chemical Corp.                                                                             17,400,000
                                                                                                              ----------------
                                                                                                                   287,544,103

Computer Equipment  (0.6%)
------------------------------------------------------------------------------------------------------------------------------
        3,642,300  EMC Corp. +                                                                                      70,569,563

Computer Services  (1.5%)
------------------------------------------------------------------------------------------------------------------------------
          955,646  America Online, Inc. +                                                                           29,147,203
          419,200  CBT Group PLC ADR (Ireland) +                                                                    18,340,000
        1,241,190  First Data Corp.                                                                                 96,347,374
          598,900  IDT Corp. +                                                                                       6,887,350
          402,300  Sterling Commerce, Inc. +                                                                        12,722,738
          201,200  Transaction Systems Architects, Inc. Class A +                                                    6,337,800
                                                                                                              ----------------
                                                                                                                   169,782,465

Computer Software  (8.2%)
------------------------------------------------------------------------------------------------------------------------------
           94,900  Arbor Software Corp. +                                                                            3,606,200
        2,434,200  Baan Co., N.V. (Netherlands) +                                                                   72,417,450
          416,300  Business Objects S.A., ADR (France) +                                                             8,013,775
          305,200  Cadence Design Systems, Inc. +                                                                    9,308,600
          226,300  Citrix Systems, Inc. +                                                                            8,542,825
          119,000  Clarify, Inc. +                                                                                   4,730,250
        3,262,896  Computer Associates Intl., Inc.                                                                 165,999,834
        2,633,578  Electronic Arts, Inc. +                                                                          79,007,340
          973,650  Electronics for Imaging, Inc. +                                                                  56,715,113
          788,400  Fulcrum Technologies, Inc. +                                                                      9,657,900
          682,300  Geoworks +                                                                                       13,987,150
          583,300  GT Interactive Software Corp. +                                                                  11,301,438
          536,800  Legato Systems, Inc. +                                                                           17,580,200
              600  Lycos, Inc. +                                                                                         3,563
          504,900  McAfee Associates, Inc. +                                                                        25,371,225
          987,731  Microsoft Corp. +                                                                               116,428,792
          842,686  Netscape Communications Corp. +                                                                  33,286,097
          266,268  Objective Systems Integrators, Inc. +                                                             5,192,226
        3,375,050  Parametric Technology Corp. +                                                                   140,486,456
          790,560  PeopleSoft, Inc. +                                                                               53,412,210
          298,400  Pure Software, Inc. +                                                                             7,460,000
          123,500  Raptor Systems, Inc. +                                                                            2,331,063
          573,375  Rational Software Corp. +                                                                        25,443,516
          191,100  Security Dynamics Technologies, Inc. +                                                           11,657,100
          765,000  Softkey International, Inc. +                                                                    14,152,500
          685,200  Synopsys, Inc. +                                                                                 25,523,700
          439,100  Vantive Corp. +                                                                                  18,991,075
          184,500  Viasoft, Inc. +                                                                                   7,011,000
                                                                                                              ----------------
                                                                                                                   947,618,598

Consumer Products  (1.8%)
------------------------------------------------------------------------------------------------------------------------------
          373,200  Central Garden & Pet Co. +                                                                        7,837,200
          904,680  Gillette Co.                                                                                     57,560,265
        1,200,000  Kimberly-Clark Corp.                                                                             91,200,000
          762,900  Newell Co.                                                                                       24,508,163
        1,000,000  Sara Lee Corp.                                                                                   32,000,000
                                                                                                              ----------------
                                                                                                                   213,105,628

Consumer Services  (0.2%)
------------------------------------------------------------------------------------------------------------------------------
          663,400  Loewen Group, Inc.                                                                               17,787,413

Containers  (0.1%)
------------------------------------------------------------------------------------------------------------------------------
          200,000  Temple Inland, Inc.                                                                               9,475,000

Cosmetics  (0.3%)
------------------------------------------------------------------------------------------------------------------------------
          305,000  Douglas Holding AG (Germany)                                                                     11,709,248
          884,400  Thermolase Corp. +                                                                               19,677,900
                                                                                                              ----------------
                                                                                                                    31,387,148

Data Communications  (0.7%)
------------------------------------------------------------------------------------------------------------------------------
        1,898,300  MFS Communications, Inc. +                                                                       59,796,450
          764,100  Omnipoint Corp. +                                                                                21,394,800
                                                                                                              ----------------
                                                                                                                    81,191,250

Electric Utilities  (0.1%)
------------------------------------------------------------------------------------------------------------------------------
          292,700  Calenergy, Inc. +                                                                                 7,683,375

Electronics and Electrical Equipment  (1.4%)
------------------------------------------------------------------------------------------------------------------------------
        2,100,000  ADT Ltd. +                                                                                       39,637,500
          448,000  CHS Electronics, Inc. +                                                                           4,816,000
          500,000  General Electric Co.                                                                             41,187,500
          550,000  Honeywell, Inc.                                                                                  29,150,000
          563,300  Lernout & Hauspie Speech Products N.V. (Belgium) +                                               10,702,700
        1,035,047  Thermo Instrument Systems, Inc. +                                                                34,803,455
                                                                                                              ----------------
                                                                                                                   160,297,155

Energy-Related  (1.3%)
------------------------------------------------------------------------------------------------------------------------------
        4,090,739  Thermo Electron Corp. +                                                                         152,891,370

Entertainment  (0.4%)
------------------------------------------------------------------------------------------------------------------------------
          901,208  Disney (Walt) Productions, Inc.                                                                  50,129,695

Environmental Control  (0.4%)
------------------------------------------------------------------------------------------------------------------------------
          673,300  Memtec Ltd. ADR (Australia)                                                                      20,030,675
          900,000  WMX Technologies, Inc.                                                                           26,662,500
                                                                                                              ----------------
                                                                                                                    46,693,175

Finance  (2.8%)
------------------------------------------------------------------------------------------------------------------------------
        1,935,823  American Express Co.                                                                             84,692,256
          696,336  Federal Home Loan Mortgage Corp.                                                                 58,666,308
        2,956,873  Federal National Mortgage Association                                                            93,880,718
          482,850  Financial Federal Corp. +                                                                         6,277,050
          343,400  Morgan (J.P.) & Co., Inc.                                                                        29,532,400
          208,300  Student Loan Marketing Assn.                                                                     15,205,900
        1,160,050  TCF Financial Corp.                                                                              40,021,725
                                                                                                              ----------------
                                                                                                                   328,276,357

Financial Services  (1.6%)
------------------------------------------------------------------------------------------------------------------------------
          442,118  Concord EFS, Inc. +                                                                              11,274,009
          158,602  First USA Paymentech, Inc. +                                                                      6,482,857
        4,528,565  MBNA Corp.                                                                                      126,233,749
        3,069,839  Mercury Finance Co.                                                                              33,384,499
          407,500  Olympic Financial Ltd. +                                                                          6,520,000
                                                                                                              ----------------
                                                                                                                   183,895,114

Food and Beverages  (1.3%)
------------------------------------------------------------------------------------------------------------------------------
        2,150,000  Archer Daniels Midland Co.                                                                       38,162,500
        2,605,787  PepsiCo, Inc.                                                                                    82,408,014
        1,075,000  Whitman Corporation                                                                              24,053,125
                                                                                                              ----------------
                                                                                                                   144,623,639

Gaming  (1.2%)
------------------------------------------------------------------------------------------------------------------------------
          227,900  Anchor Gaming +                                                                                  13,332,150
        2,296,800  Circus Circus Enterprises, Inc. +                                                                70,626,600
        1,811,100  Mirage Resorts, Inc. +                                                                           40,749,750
          630,900  Rio Hotel & Casino, Inc. +                                                                        9,700,088
                                                                                                              ----------------
                                                                                                                   134,408,588

Gas Pipelines  (0.9%)
------------------------------------------------------------------------------------------------------------------------------
          200,000  El Paso Natural Gas Co.                                                                           7,800,000
        1,650,000  Enron Corp.                                                                                      64,968,750
          693,900  Sonat, Inc.                                                                                      29,577,488
                                                                                                              ----------------
                                                                                                                   102,346,238

Gas Utilities  (0.7%)
------------------------------------------------------------------------------------------------------------------------------
        1,450,000  Columbia Gas System, Inc. +                                                                      77,756,250

HMOs  (0.1%)
------------------------------------------------------------------------------------------------------------------------------
          492,700  Sierra Health Services, Inc. +                                                                   12,933,375

Health Care Information Systems  (1.1%)
------------------------------------------------------------------------------------------------------------------------------
        2,081,570  HBO & Co.                                                                                       127,496,163

Health Care Services  (2.7%)
------------------------------------------------------------------------------------------------------------------------------
          370,800  ABR Information Services, Inc. +                                                                 18,818,100
          988,820  Apria Healthcare Group, Inc. +                                                                   24,349,693
        2,079,050  Healthsouth Rehabilitation Corp. +                                                               63,151,144
        1,291,300  Lincare Holdings, Inc. +                                                                         50,360,700
          658,100  Medaphis Corp. +                                                                                 24,431,963
          331,112  Oxford Health Plans Inc. +                                                                       11,423,364
          775,572  Renal Treatment Centers, Inc. +                                                                  21,716,016
          694,000  Rotech Medical Corp. +                                                                           12,145,000
          545,700  Total Renal Care Holdings, Inc. +                                                                19,508,775
        1,463,900  Vencor, Inc. +                                                                                   40,074,263
          742,705  Vivra, Inc. +                                                                                    21,631,283
                                                                                                              ----------------
                                                                                                                   307,610,301

Home Building  (0.5%)
------------------------------------------------------------------------------------------------------------------------------
        3,113,100  Clayton Homes, Inc.                                                                              54,479,250

Hospital Management  (0.8%)
------------------------------------------------------------------------------------------------------------------------------
        3,612,020  Health Management Assoc., Inc. +                                                                 72,691,903
          146,100  Owen Healthcare, Inc. +                                                                           1,917,563
        1,546,090  Physician Reliance Network, Inc. +                                                               20,872,215
                                                                                                              ----------------
                                                                                                                    95,481,681

Household Products  (0.6%)
------------------------------------------------------------------------------------------------------------------------------
        1,172,300  Blyth Industries, Inc. +                                                                         52,900,038
          450,000  Tupperware Corp. +                                                                               19,237,500
                                                                                                              ----------------
                                                                                                                    72,137,538

Insurance  (1.4%)
------------------------------------------------------------------------------------------------------------------------------
        1,350,000  American General Corp.                                                                           46,912,500
          375,000  American International Group, Inc.                                                               35,296,875
        1,341,092  Amerin Corp. +                                                                                   29,839,297
          110,000  General Re Corp.                                                                                 16,142,500
          583,250  HCC Insurance Holdings, Inc.                                                                     15,529,031
        1,000,000  USF&G Corp.                                                                                      15,875,000
                                                                                                              ----------------
                                                                                                                   159,595,203

Leisure  (0.1%)
------------------------------------------------------------------------------------------------------------------------------
          506,000  Family Golf Centers, Inc. +                                                                      11,511,500

Lodging  (2.8%)
------------------------------------------------------------------------------------------------------------------------------
          606,400  Doubletree Corp. +                                                                               19,859,600
          983,600  Extended Stay America, Inc. +                                                                    14,754,000
        3,296,095  HFS, Inc. +                                                                                     197,765,700
          137,200  Interstate Hotels Co. +                                                                           3,121,300
        1,401,300  Prime Hospitality Corp. +                                                                        24,873,075
          597,900  Promus Hotel Corp. +                                                                             16,292,775
        1,935,600  Renaissance Hotel Group N.V. (Hong Kong) +                                                       40,405,650
          145,500  Studio Plus Hotels, Inc. +                                                                        2,873,625
                                                                                                              ----------------
                                                                                                                   319,945,725

Medical Management Services  (0.8%)
------------------------------------------------------------------------------------------------------------------------------
          391,300  OccuSystems, Inc. +                                                                              11,152,050
          103,000  Orthodontic Centers of America, Inc. +                                                            3,180,125
        1,968,980  Phycor, Inc. +                                                                                   60,546,135
          478,300  Phymatrix, Inc. +                                                                                10,343,238
           88,200  Physicians Resource Group, Inc. +                                                                 1,764,000
                                                                                                              ----------------
                                                                                                                    86,985,548

Medical Supplies and Devices  (4.4%)
------------------------------------------------------------------------------------------------------------------------------
          127,800  American HomePatient, Inc. +                                                                      3,099,150
          731,000  Boston Scientific Corp. +                                                                        34,905,250
          250,900  Endosonics Corp. +                                                                                3,136,250
            8,430  Fresenius AG (Germany)                                                                            1,580,947
        1,873,864  Johnson & Johnson                                                                                89,477,006
          600,000  Lifecore Biomedical, Inc. +                                                                       9,750,000
          829,710  Medtronic, Inc.                                                                                  39,307,511
          241,300  Neuromedical Systems, Inc. +                                                                      3,468,688
          372,790  Omnicare, Inc.                                                                                    8,713,966
          945,825  Shared Medical Systems Corp.                                                                     52,020,375
          926,600  Sola International, Inc. +                                                                       27,450,525
        1,365,466  St. Jude Medical Inc. +                                                                          45,913,794
        3,274,029  Stryker Corp.                                                                                    80,469,494
        1,677,125  Thermo Cardiosystems, Inc. +                                                                     53,668,000
          376,450  Thermotrex Corp. +                                                                               13,175,750
           29,485  Trex Medical Corp. +                                                                                600,757
        1,125,000  U.S. Surgical Corp.                                                                              38,531,250
                                                                                                              ----------------
                                                                                                                   505,268,713

Metals and Mining  (0.3%)
------------------------------------------------------------------------------------------------------------------------------
        1,300,000  Freeport-McMoRan Copper & Gold Co., Inc. Class A                                                 36,075,000

Networking Equipment  (3.4%)
------------------------------------------------------------------------------------------------------------------------------
        1,185,331  Ascend Communications, Inc. +                                                                    57,488,554
        1,458,300  Cabletron Systems, Inc. +                                                                        83,487,675
        1,767,275  Cascade Communications Corp. +                                                                  108,687,413
        1,888,938  Cisco Systems, Inc. +                                                                            97,752,542
          775,000  Shiva Corp. +                                                                                    40,106,250
                                                                                                              ----------------
                                                                                                                   387,522,434

Nursing Homes  (0.5%)
------------------------------------------------------------------------------------------------------------------------------
          304,900  American Medical Response +                                                                      10,099,813
          459,150  Genesis Health Ventures, Inc. +                                                                  11,536,144
        1,390,800  Health Care & Retirement Corp. +                                                                 33,031,500
                                                                                                              ----------------
                                                                                                                    54,667,457

Office Equipment  (1.0%)
------------------------------------------------------------------------------------------------------------------------------
          704,200  BT Office Products International, Inc. +                                                          8,890,525
          432,200  U.S. Office Products Co. +                                                                       12,317,700
        3,282,175  Viking Office Products, Inc. +                                                                   96,824,163
                                                                                                              ----------------
                                                                                                                   118,032,388

Oil and Gas  (2.8%)
------------------------------------------------------------------------------------------------------------------------------
          399,977  British Petroleum PLC ADR (United Kingdom)                                                       43,947,473
          700,000  Chevron, Inc.                                                                                    40,512,500
          250,000  Exxon Corp.                                                                                      20,562,500
          700,000  Halliburton Co.                                                                                  36,487,500
          375,000  Mobil Corp.                                                                                      41,390,625
          480,000  Production Operators Corp.                                                                       15,000,000
          575,000  Schlumberger Ltd.                                                                                46,000,000
        2,140,987  Total Corp. ADR (France)                                                                         76,540,273
                                                                                                              ----------------
                                                                                                                   320,440,871

Paper and Forest Products  (0.4%)
------------------------------------------------------------------------------------------------------------------------------
          600,000  Fort Howard Corp. +                                                                              13,725,000
          850,000  Weyerhaeuser Co.                                                                                 35,487,500
                                                                                                              ----------------
                                                                                                                    49,212,500

Pharmaceuticals and Biotechnology  (4.8%)
------------------------------------------------------------------------------------------------------------------------------
          300,000  Allergan Inc.                                                                                    12,225,000
          656,400  Amgen, Inc. +                                                                                    35,855,850
        1,575,344  Astra AB (Sweden)                                                                                66,291,298
          459,200  Biochem Pharmaceutical, Inc. +                                                                   13,718,600
          422,328  Chiron Corp. +                                                                                   37,164,864
          567,800  CytoTherapeutics, Inc. +                                                                          4,542,400
          505,211  Elan Corp. PLC ADR (Ireland) +                                                                   29,681,146
        1,028,000  Gilead Sciences, Inc. +                                                                          19,532,000
        1,170,050  Guidant Corp.                                                                                    59,380,038
          700,000  Lilly (Eli) & Co.                                                                                39,200,000
          372,000  Martek Biosciences Corp. +                                                                        9,346,500
          561,700  Neurogen Corp. +                                                                                  9,970,175
          105,800  Parexel International Corp. +                                                                     4,284,900
        1,160,657  Pfizer, Inc.                                                                                     81,100,908
        2,112,800  Pharmacia & Upjohn, Inc.                                                                         87,153,000
          750,500  Smithkline Beecham PLC ADR (United Kingdom)                                                      40,339,375
                                                                                                              ----------------
                                                                                                                   549,786,054

Photography  (1.5%)
------------------------------------------------------------------------------------------------------------------------------
        1,225,000  Eastman Kodak Co.                                                                                91,415,625
        2,000,000  Polaroid Corp.                                                                                   84,500,000
                                                                                                              ----------------
                                                                                                                   175,915,625

Publishing  (1.8%)
------------------------------------------------------------------------------------------------------------------------------
          500,000  Belo (A.H.) Corp. Class A                                                                        20,125,000
          819,600  Harcourt General, Inc.                                                                           39,238,350
          500,000  McGraw-Hill, Inc.                                                                                19,500,000
            9,800  Mecklermedia Corp. +                                                                                164,150
          500,000  Tribune Co.                                                                                      35,000,000
          787,378  Wolters Kluwer N.V. (Netherlands)                                                                91,689,823
                                                                                                              ----------------
                                                                                                                   205,717,323

Railroads  (0.7%)
------------------------------------------------------------------------------------------------------------------------------
          565,000  Burlington Northern Santa Fe Corp.                                                               44,564,375
        1,074,821  Wisconsin Central Transportation Corp. +                                                         33,588,156
                                                                                                              ----------------
                                                                                                                    78,152,531

Restaurants  (2.3%)
------------------------------------------------------------------------------------------------------------------------------
        1,340,800  Apple South, Inc.                                                                                27,318,800
        1,354,500  Applebee's International, Inc.                                                                   34,031,813
        1,086,900  Boston Chicken, Inc. +                                                                           28,802,850
        1,871,738  J.D. Wetherspoon PLC (United Kingdom)+                                                           25,176,280
          798,900  Landry's Seafood Restaurants, Inc. +                                                             17,775,525
        1,304,348  Lone Star Steakhouse & Saloon +                                                                  40,760,875
          373,515  Outback Steakhouse, Inc. +                                                                        9,618,011
          139,000  PizzaExpress PLC (United Kingdom)                                                                   862,419
        2,924,100  Starbucks Corp. +                                                                                76,026,600
                                                                                                              ----------------
                                                                                                                   260,373,173

Retail  (4.4%)
------------------------------------------------------------------------------------------------------------------------------
          120,700  AutoZone, Inc. +                                                                                  3,485,213
        1,566,825  Bed Bath & Beyond, Inc. +                                                                        34,470,150
        1,498,462  Boise Cascade Office Products +                                                                  33,715,395
          672,600  CompUSA, Inc. +                                                                                  26,567,700
        1,549,200  Dayton-Hudson Corporation                                                                        46,863,300
        1,500,000  Federated Department Stores Inc. +                                                               45,375,000
          291,000  Global DirectMail Corp. +                                                                        11,858,250
        1,773,418  Home Depot, Inc.                                                                                 89,557,609
          950,000  Lowe's Cos., Inc.                                                                                30,993,750
        3,134,250  Officemax, Inc. +                                                                                41,528,813
        1,000,000  Payless Shoesource, Inc. +                                                                       32,375,000
          175,200  Payment Services., Inc. +                                                                         4,861,800
          860,218  Petco Animal Supplies, Inc. +                                                                    19,139,851
        1,000,000  Price/Costco, Inc. +                                                                             20,500,000
        2,000,000  Revco D.S., Inc. +                                                                               45,500,000
        1,159,550  Staples, Inc. +                                                                                  19,277,519
                                                                                                              ----------------
                                                                                                                   506,069,350

Semiconductors  (1.6%)
------------------------------------------------------------------------------------------------------------------------------
          815,700  Analog Devices Inc. +                                                                            17,027,738
          459,200  Credence Systems Corp. +                                                                          6,084,400
          318,050  Intel Corp.                                                                                      23,893,506
        1,510,427  Linear Technology Corp.                                                                          47,578,451
        2,351,410  Maxim Integrated Products Inc. +                                                                 67,015,185
        1,800,000  National Semiconductor Corp. +                                                                   25,425,000
                                                                                                              ----------------
                                                                                                                   187,024,280

Specialty Consumer Products  (0.6%)
------------------------------------------------------------------------------------------------------------------------------
          893,591  Fastenal Co.                                                                                     38,424,413
          341,300  Gemstar International Group Ltd. +                                                                8,276,525
          396,395  Luxottica Group S.P.A. ADR (Italy)                                                               28,144,045
                                                                                                              ----------------
                                                                                                                    74,844,983

Steel  (0.1%)
------------------------------------------------------------------------------------------------------------------------------
          300,000  Nucor Corp.                                                                                      14,062,500

Supermarkets  (0.3%)
------------------------------------------------------------------------------------------------------------------------------
           52,875  Carrefour Supermarche SA (France)                                                                29,019,028

Telecommunication Equipment  (2.3%)
------------------------------------------------------------------------------------------------------------------------------
        1,122,000  Adtran, Inc. +                                                                                   68,161,500
           17,100  Boston Communications Group, Inc. +                                                                 239,400
          307,400  Brooks Fiber Properties, Inc. +                                                                   9,625,463
        1,825,000  DSC Communications Corp. +                                                                       54,750,000
          830,449  Glenayre Technologies, Inc. +                                                                    30,622,807
          526,900  P-Com, Inc. +                                                                                    12,645,600
          606,600  Pairgain Technologies, Inc. +                                                                    33,666,300
          126,700  Premiere Technologies, Inc. +                                                                     2,787,400
          668,100  Premisys Communications, Inc. +                                                                  20,210,025
          613,364  Tellabs, Inc. +                                                                                  36,648,499
                                                                                                              ----------------
                                                                                                                   269,356,994

Telephone Services  (3.6%)
------------------------------------------------------------------------------------------------------------------------------
        1,200,000  GTE Corp.                                                                                        49,500,000
          438,080  Intelcom Group, Inc. +                                                                            8,433,040
          249,800  Intermedia Communications, Inc. +                                                                 6,307,450
          406,196  IXC Communications Inc. +                                                                         5,280,548
          608,300  LCI International, Inc. +                                                                        18,401,075
          476,500  Lucent Technologies, Inc.                                                                        17,690,063
        2,720,100  MCI Communications Corp.                                                                         66,982,463
        1,270,000  McLeod, Inc. Class A +                                                                           32,067,500
          772,307  Octel Communications Corp. +                                                                     18,149,215
          132,800  Pacific Gateway Exchange Inc. +                                                                   1,593,600
          328,000  Pacific Telesis Group                                                                            11,029,000
          700,700  SBC Communications, Inc.                                                                         34,246,713
        1,700,000  Sprint Corp.                                                                                     62,262,500
          487,600  Tel-Save Holdings, Inc. +                                                                        11,702,400
          107,300  Teletech Holdings, Inc. +                                                                         1,555,850
          232,600  U.S. Long Distance Corp. +                                                                        5,669,625
        2,565,700  WorldCom, Inc. +                                                                                 66,387,488
                                                                                                              ----------------
                                                                                                                   417,258,530

Textiles  (0.4%)
------------------------------------------------------------------------------------------------------------------------------
          946,257  Designer Holdings Ltd. +                                                                         17,387,472
          783,800  St. John Knits, Inc.                                                                             30,960,100
                                                                                                              ----------------
                                                                                                                    48,347,572

Tobacco  (0.3%)
------------------------------------------------------------------------------------------------------------------------------
        1,200,000  UST, Inc.                                                                                        39,900,000

Trucking  (0.3%)
------------------------------------------------------------------------------------------------------------------------------
        1,300,000  Ryder System, Inc.                                                                               34,612,500

Wireless Communications  (1.6%)
------------------------------------------------------------------------------------------------------------------------------
          566,666  360 Communications Co. +                                                                         13,104,151
        1,200,000  Airtouch Communications, Inc. +                                                                  33,000,000
          159,800  Clearnet Communications Inc. Class A, (Canada) +                                                  2,676,650
          418,300  Intercel, Inc. +                                                                                  7,477,113
        3,501,700  NEXTEL Communications, Inc. Class A +                                                            52,963,213
        3,030,319  Paging Network, Inc. +                                                                           58,333,641
          728,700  Preferred Networks, Inc. +                                                                        6,102,863
          679,800  Western Wireless Corp. Class A +                                                                 10,621,875
                                                                                                              ----------------
                                                                                                                   184,279,506

                   Total Common Stocks  (cost $9,073,134,513)                                                 $ 11,056,090,564

Preferred Stocks  (0.2%) * (Cost $18,013,734)
NUMBER OF SHARES                                                                                                         VALUE
------------------------------------------------------------------------------------------------------------------------------
          103,570  Fresenius AG pfd. (Germany)                                                                    $ 19,599,270

Short-Term Investments  (4.2%) *
PRINCIPAL AMOUNT                                                                                                         VALUE
------------------------------------------------------------------------------------------------------------------------------
 $     35,000,000  American Home Products effective yield of 5.41%, 8/27/96                                       $ 34,863,247
       25,000,000  Corporate Receivables Corp. effective yield of 5.42%, 10/8/96                                    24,746,417
        5,000,000  Corporate Receivables Corp. effective yield of 5.39%, 8/5/96                                      4,997,006
       20,950,000  Falcon Asset Security Corp. effective yield of 5.4%, 8/26/96                                     20,871,438
       30,000,000  Federal Home Loan Bank effective yield of 5.33%, 10/28/96                                        29,609,133
       25,000,000  Federal Home Loan Mortgage Corp. effective yield of 5 1/2%, 8/1/96                               25,000,000
       30,000,000  Federal Home Loan Mortgage Corp. effective yield of 5.34%, 9/26/96                               29,750,800
       17,000,000  Federal Home Loan Mortgage Corp. effective yield of 5.31%, 9/12/96                               16,894,685
        8,000,000  Federal Home Loan Mortgage Corp. effective yield of 5.30%, 8/12/96                                7,987,044
       25,000,000  Federal Home Loan Mortgage Corp. effective yield of 5.29%, 9/23/96                               24,805,299
       15,000,000  Federal Home Loan Mortgage Corp. effective yield of 5.22%, 8/28/96                               14,941,275
       15,000,000  Federal National Mortgage Association effective yield of 5.32%, 9/6/96                           14,920,200
       25,000,000  Ford Motor Co. effective yield of 5.41%, 10/7/96                                                 24,750,146
       33,000,000  Heinz H J Co. effective yield of 5.37%, 8/8/96                                                   32,965,543
       20,000,000  JP Morgan & Co. Inc. effective yield of 5.31%, 8/19/96                                           19,946,900
       30,000,000  Merrill Lynch & Co. Inc. effective yield of 5.40%, 9/17/96                                       29,788,500
       30,000,000  Metropolitan Life Funding effective yield of 5.34%, 8/19/96                                      29,919,900
       25,000,000  National Rural Utilities Corp. effective yield of 5.36%, 8/19/96                                 24,933,000
       20,000,000  Nationsbank Corp. effective yield of 5.31%, 8/5/96                                               19,988,200
       25,000,000  USAA Capital Corp. effective yield of 5.35%, 9/13/96                                             24,840,243
       27,697,000  Interest in $500,000,000 joint repurchase agreement dated July 31, 1996 with Lehman Brothers Inc. due August 1, 1996 with respect to various
                   U.S. Treasury obligations-maturity value of $27,701,347 for an effective yield of 5.65%          27,701,347
                                                                                                              ----------------
                   Total Short-Term Investments  (cost $484,220,323)                                             $ 484,220,323
------------------------------------------------------------------------------------------------------------------------------
                   Total Investments (cost $9,575,368,570) ***                                                $ 11,559,910,157
------------------------------------------------------------------------------------------------------------------------------

*  Percentages indicated are based on net assets of $11,534,943,999.

** The aggregate identified cost on a tax basis is $9,594,647,581, resulting in gross unrealized appreciation and depreciation of $2,506,650,828 and $541,388,252, respectively, or net unrealized appreciation of $1,965,262,576.

   ADR after the name of a foreign holding stands for American Depository Receipt, representing ownership of foreign securities on deposit with a domestic custodian bank.

+  Non-income-producing security.

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
July 31, 1996

Assets
Investments in securities, at value  (identified cost $9,575,368,570) (Note 1)                                    $11,559,910,157
---------------------------------------------------------------------------------------------------------------------------------
Cash                                                                                                                    2,738,649
---------------------------------------------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                                                               5,163,369
---------------------------------------------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                                                 43,308,323
---------------------------------------------------------------------------------------------------------------------------------
Receivable for securities sold                                                                                         43,492,348
---------------------------------------------------------------------------------------------------------------------------------
Total assets                                                                                                       11,654,612,846

Liabilities
---------------------------------------------------------------------------------------------------------------------------------
Payable for securities purchased                                                                                       81,542,671
---------------------------------------------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                                                              9,871,169
---------------------------------------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                                                           14,919,224
---------------------------------------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                                              6,924,106
---------------------------------------------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                                                              19,905
---------------------------------------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                                                5,151
---------------------------------------------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                                                  4,522,393
---------------------------------------------------------------------------------------------------------------------------------
Other accrued expenses                                                                                                  1,864,228
---------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                                                     119,668,847
---------------------------------------------------------------------------------------------------------------------------------
Net assets                                                                                                        $11,534,943,999

Represented by
---------------------------------------------------------------------------------------------------------------------------------
Paid-in-capital (Notes 1 and 4)                                                                                    $8,778,958,163
---------------------------------------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments and foreign currency transactions (Note 1)                               771,435,499
---------------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and liabilities in foreign currencies                         1,984,550,337
---------------------------------------------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares outstanding                                         $11,534,943,999

Computation of net asset value and offering price
---------------------------------------------------------------------------------------------------------------------------------
Net asset value and redemption price of class A shares  ($7,332,248,429 divided by 466,154,655 shares)                     $15.73
---------------------------------------------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $15.73) *                                                                   $16.69
---------------------------------------------------------------------------------------------------------------------------------
Net asset value and offering price of class B shares  ($3,405,318,062 divided by 224,833,465 shares) **                    $15.15
---------------------------------------------------------------------------------------------------------------------------------
Net asset value and redemption price of class M shares  ($87,782,443 divided by 5,626,361 shares)                          $15.60
---------------------------------------------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $15.60) *                                                                   $16.17
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price of class Y shares ($709,595,065 divided by 44,771,220 shares)         $15.85
---------------------------------------------------------------------------------------------------------------------------------

*  On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended July 31, 1996

Investment Income:
------------------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $1,406,212)                                               $71,503,392
------------------------------------------------------------------------------------------------------
Interest                                                                                    14,863,552
------------------------------------------------------------------------------------------------------
Total investment income                                                                     86,366,944

Expenses:
------------------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                            48,811,392
------------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                              21,833,626
------------------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                              153,768
------------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                                61,879
------------------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                       15,846,214
------------------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                       27,053,037
------------------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                          385,447
------------------------------------------------------------------------------------------------------
Reports to shareholders                                                                        448,775
------------------------------------------------------------------------------------------------------
Registration fees                                                                            1,316,277
------------------------------------------------------------------------------------------------------
Auditing                                                                                       157,107
------------------------------------------------------------------------------------------------------
Legal                                                                                          163,022
------------------------------------------------------------------------------------------------------
Postage                                                                                        989,020
------------------------------------------------------------------------------------------------------
Other                                                                                          290,695
------------------------------------------------------------------------------------------------------
Total expenses                                                                             117,510,259
------------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                  (2,394,148)
------------------------------------------------------------------------------------------------------
Net expenses                                                                               115,116,111
------------------------------------------------------------------------------------------------------
Net investment loss                                                                        (28,749,167)
------------------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                           962,853,545
------------------------------------------------------------------------------------------------------
Net realized loss on foreign currency translation (Note 1)                                     (31,882)
------------------------------------------------------------------------------------------------------
Net unrealized appreciation on foreign currency translation during the year                      7,558
------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments during the year                                 144,549,915
------------------------------------------------------------------------------------------------------
Net gain on investments                                                                  1,107,379,136
------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                    $1,078,629,969
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets
                                                                                          Year ended July 31
                                                                                 -----------------------------------
                                                                                      1996                  1995
--------------------------------------------------------------------------------------------------------------------
Increase in net assets
--------------------------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------------------------
Net investment loss                                                               $(28,749,167)            $(272,404)
--------------------------------------------------------------------------------------------------------------------
Net realized gain on investments and foreign currency transactions                 962,821,663           340,186,139
--------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and liabilities
in foreign currency transactions                                                   144,557,473         1,308,965,207
--------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                             1,078,629,969         1,648,878,942
--------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
--------------------------------------------------------------------------------------------------------------------
   From net realized gain on investments
    Class A                                                                       (317,069,690)         (145,558,356)
--------------------------------------------------------------------------------------------------------------------
    Class B                                                                       (135,078,052)          (49,513,213)
--------------------------------------------------------------------------------------------------------------------
    Class M                                                                         (2,101,620)              (12,706)
--------------------------------------------------------------------------------------------------------------------
    Class Y                                                                        (22,695,086)           (4,827,692)
--------------------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                                3,796,887,582         1,642,355,205
--------------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                     4,398,573,103         3,091,322,180
--------------------------------------------------------------------------------------------------------------------
Net Assets
--------------------------------------------------------------------------------------------------------------------
Beginning of year                                                                7,136,370,896         4,045,048,716
--------------------------------------------------------------------------------------------------------------------
End of year                                                                    $11,534,943,999        $7,136,370,896
--------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.






Financial Highlights
(For a share outstanding throughout the period)

                                                                                                              April 1, 1994
                                                                                                              (commencement
                                                                                   Year ended             of operations) to
                                                                                     July 31                        July 31
                                                                      -----------------------------------------------------
                                                                             1996                 1995                 1994
                                                                      -----------------------------------------------------
                                                                                                Class Y
                                                                      -----------------------------------------------------
Net asset value, beginning of period                                       $14.48               $11.22               $11.24
---------------------------------------------------------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                  .02*                 .03                   --
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                       2.21                 3.74                 (.02)
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                             2.23                 3.77                 (.02)
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
---------------------------------------------------------------------------------------------------------------------------
Net investment income                                                          --                   --                   --
---------------------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                             (.86)                (.51)                  --
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                          (.86)                (.51)                  --
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $15.85               $14.48               $11.22
---------------------------------------------------------------------------------------------------------------------------
Total investment return at net asset value (%)(a)                           15.85                34.90                (0.18)(b)
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                                 $709,595             $351,817              $82,102
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(c)                                .77                  .83                  .31(b)
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets (%)               .15                  .39                 (.05)(b)
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                      57.92                65.43                57.74
---------------------------------------------------------------------------------------------------------------------------



Financial Highlights (continued)
(For a share outstanding throughout the period)

                                                                                      December 1, 1994
                                                                             Year        (commencement
                                                                            ended    of operations) to
                                                                          July 31              July 31
                                                                      -----------------------------------------------------
                                                                             1996                 1995                 1996
                                                                      -----------------------------------------------------
                                                                                          Class M
                                                                      -----------------------------------------------------
Net asset value, beginning of period                                       $14.37               $11.79               $14.01
---------------------------------------------------------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                 (.09)*               (.01)                (.13)*
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                       2.18                 3.10                 2.13
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                             2.09                 3.09                 2.00
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
---------------------------------------------------------------------------------------------------------------------------
Net investment income                                                          --                   --                   --
---------------------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                             (.86)                (.51)                (.86)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                          (.86)                (.51)                (.86)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $15.60               $14.37               $15.15
---------------------------------------------------------------------------------------------------------------------------
Total investment return at net asset value (%)(a)                           14.97                27.42(b)             14.70
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                                  $87,782              $19,004           $3,405,318
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(c)                               1.50                 1.06(b)              1.78
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets (%)              (.57)                (.24)(b)             (.85)
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                      57.92                65.43                57.92
---------------------------------------------------------------------------------------------------------------------------



Financial Highlights (continued)
(For a share outstanding throughout the period)


                                                                                Year ended July 31
                                                                      -----------------------------------------------------
                                                                             1995                 1994                 1993
                                                                      -----------------------------------------------------
                                                                                               Class B
                                                                      -----------------------------------------------------
Net asset value, beginning of period                                       $10.97               $10.89                $9.63
---------------------------------------------------------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                 (.06)                (.05)                (.03)
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                       3.61                  .59                 1.81
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                             3.55                  .54                 1.78
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
---------------------------------------------------------------------------------------------------------------------------
Net investment income                                                          --                   --                   --
---------------------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                             (.51)                (.46)                (.52)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                          (.51)                (.46)                (.52)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $14.01               $10.97               $10.89
---------------------------------------------------------------------------------------------------------------------------
Total investment return at net asset value (%)(a)                           33.65                 4.71                18.79
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                               $1,870,370             $911,069             $408,361
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(c)                               1.82                 1.84                 1.87
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets (%)              (.58)                (.91)                (.91)
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                      65.43                57.74                64.62
---------------------------------------------------------------------------------------------------------------------------



Financial Highlights (continued)
(For a share outstanding throughout the period)

                                                                         April 27
                                                                    (commencement
                                                                of operations) to
                                                                          July 31        Year ended July 31
                                                                      -----------------------------------------------------
                                                                             1992                 1996                  1995
                                                                      -----------------------------------------------------

                                                                      -----------------------------------------------------
Net asset value, beginning of period                                        $9.34               $14.42               $11.19
---------------------------------------------------------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                 (.04)*               (.02)*                .02
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                        .33                 2.19                 3.72
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                              .29                 2.17                 3.74
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
---------------------------------------------------------------------------------------------------------------------------
Net investment income                                                          --                   --                   --
---------------------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                               --                 (.86)                (.51)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                            --                 (.86)                (.51)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                              $9.63               $15.73               $14.42
---------------------------------------------------------------------------------------------------------------------------
Total investment return at net asset value (%)(a)                            3.11(b)             15.49                34.72
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                                  $42,492           $7,332,248           $4,895,180
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(c)                                .63(b)              1.03                 1.07
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets (%)              (.39)(b)             (.10)                 .17
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                      44.17                57.92                65.43
---------------------------------------------------------------------------------------------------------------------------



Financial Highlights (continued)
(For a share outstanding throughout the period)


                                                                      Year ended July 31
                                                                      -----------------------------------------------------
                                                                             1994                 1993                 1992
                                                                      -----------------------------------------------------
                                                                        Class A
                                                                      -----------------------------------------------------
Net asset value, beginning of period                                       $11.02                $9.67                $9.00
---------------------------------------------------------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                 (.02)                (.02)                 .02
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                        .65                 1.89                 1.16
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                              .63                 1.87                 1.18
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
---------------------------------------------------------------------------------------------------------------------------
Net investment income                                                          --                   --                 (.03)
---------------------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                             (.46)                (.52)                (.48)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                          (.46)                (.52)                (.51)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $11.19               $11.02                $9.67
---------------------------------------------------------------------------------------------------------------------------
Total investment return at net asset value (%)(a)                            5.49                19.69                13.39
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                               $3,051,878           $2,403,332           $1,549,128
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(c)                               1.10                 1.12                 1.20
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets (%)              (.18)                (.14)                 .27
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                      57.74                64.62                44.17
---------------------------------------------------------------------------------------------------------------------------

*   Per share net investment income has been determined on the basis of weighted average number of shares outstanding during the period.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Not annualized.

(c) The ratio of expenses to average net assets for the period ended July 31, 1996 includes expense offset and brokerage service arrangements. Prior period ratios excluded these amounts (Note 2).




Notes to financial statements
July 31, 1996

Note 1
Significant accounting policies

The fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund invests primarily in common stocks of companies that Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc., believes have potential for capital appreciation significantly greater than that of the market averages.

The fund offers class A, class B, class M and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and may be subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class Y shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B and class M shares, but do not bear a distribution fee. Class Y shares are sold to defined contribution plans that initially invest at least $250 million in a combination of Putnam Funds.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price, or, if no sales are reported -- as in the case of some securities traded over the counter -- the last reported bid price. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value, and other investments are stated at fair value following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies managed by Putnam Management and certain other accounts. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date.

E) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held and for excise tax on income and capital gains.

F) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency translation represent net exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized gains and losses on foreign currency translation arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

G) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include treatment of losses on wash sale transactions, realized gains and losses on short-term foreign currency contracts. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended July 31, 1996, the fund reclassified $28,749,167 to decrease accumulated net investment loss and $28,809,717 to decrease paid-in-capital, with an increase to accumulated net realized gain on investments of $60,550. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

Note 2
Management fee, administrative services, and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund for the quarter. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion, and 0.43% of any amount over $21.5 billion, subject, under current law, to reduction in any year by the amount of certain brokerage commissions and fees (less expenses) received by affiliates of the Manager on the fund's portfolio transactions.

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the period ended July 31, 1996, fund expenses were reduced by $2,394,148 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Trustees of the fund receive an annual Trustees fee of $8,750 and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in the fund or in other Putnam funds until distribution in accordance with the Plan.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00% and 0.75% of the average net assets attributable to class A, class B and class M shares, respectively.

For the year ended July 31, 1996, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $7,022,604 and $151,537 from the sale of class A and class M shares, respectively and received $2,957,794 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended July 31, 1996, Putnam Mutual Funds Corp., acting as underwriter received $73,974 on class A redemptions.

Note 3
Purchases and sales of securities

During the year ended July 31, 1996, purchases and sales of investment securities other than short-term investments aggregated $8,606,873,688 and $5,400,228,660, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At July 31, 1996, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                               Year ended
                              July 31, 1996
----------------------------------------------------
Class A                     Shares            Amount
----------------------------------------------------
Shares sold            195,466,332    $3,099,427,469
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions           20,779,804       304,214,751
----------------------------------------------------
                       216,246,136     3,403,642,220

Shares
repurchased            (89,666,684)   (1,411,912,865)
----------------------------------------------------
Net increase           126,579,452    $1,991,729,355
----------------------------------------------------
                                Year ended
                              July 31, 1995
----------------------------------------------------
Class A                     Shares            Amount
----------------------------------------------------
Shares sold            148,502,110    $1,832,997,253
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions           12,438,947       139,191,797
----------------------------------------------------
                       160,941,057     1,972,189,050

Shares
repurchased            (94,138,474)   (1,170,082,797)
----------------------------------------------------
Net increase            66,802,583      $802,106,253
----------------------------------------------------

                                Year ended
                              July 31, 1996
----------------------------------------------------
Class B                     Shares            Amount
----------------------------------------------------
Shares sold            107,598,758    $1,654,943,119
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions            8,896,693       125,976,810
----------------------------------------------------
                       116,495,451     1,780,919,929

Shares
repurchased            (25,142,718)     (384,623,376)
----------------------------------------------------
Net increase            91,352,733    $1,396,296,553
----------------------------------------------------
                                Year ended
                              July 31, 1995
----------------------------------------------------
Class B                     Shares            Amount
----------------------------------------------------
Shares sold             62,162,491      $748,057,897
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions            4,231,663        46,209,683
----------------------------------------------------
                        66,394,154       794,267,580

Shares
repurchased            (15,970,928)     (191,170,815)
----------------------------------------------------
Net increase            50,423,226      $603,096,765
----------------------------------------------------
                                Year ended
                              July 31, 1996
----------------------------------------------------
Class M                     Shares            Amount
----------------------------------------------------
Shares sold              4,921,187       $77,977,369
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions              137,798         2,007,717
----------------------------------------------------
                         5,058,985        79,985,086

Shares
repurchased               (754,954)      (11,970,795)
----------------------------------------------------
Net increase             4,304,031       $68,014,291
----------------------------------------------------

                              December 1, 1994
                              (commencement of
                              operations) to
                               July 31, 1995
----------------------------------------------------
Class M                     Shares            Amount
----------------------------------------------------
Shares sold              1,405,252       $17,976,348
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                1,112            12,448
----------------------------------------------------
                         1,406,364        17,988,796

Shares
repurchased                (84,034)       (1,076,432)
----------------------------------------------------
Net increase             1,322,330       $16,912,364
----------------------------------------------------

                                Year ended
                              July 31, 1996
----------------------------------------------------
Class Y                     Shares            Amount
----------------------------------------------------
Shares sold             24,769,497      $410,764,510
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions            1,540,741        22,695,086
----------------------------------------------------
                        26,310,238       433,459,596

Shares
repurchased             (5,830,909)      (92,612,213)
----------------------------------------------------
Net increase            20,479,329      $340,847,383
----------------------------------------------------

                                Year ended
                              July 31, 1995
----------------------------------------------------
Class Y                     Shares            Amount
----------------------------------------------------
Shares sold             19,003,487      $246,497,467
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions              430,221         4,827,084
----------------------------------------------------
                        19,433,708       251,324,551

Shares
repurchased             (2,461,794)      (31,084,728)
----------------------------------------------------
Net increase            16,971,914      $220,239,823
----------------------------------------------------

Note 5
Transactions with Affiliated Companies

Transactions during the year with companies in which the fund owns at least 5% of the voting securities were as follows:

                         Purchase      Sales     Dividend      Market
Affiliates                 cost       proceeds    Income        Value
-----------------------------------------------------------------------
Name of affiliate
-----------------------------------------------------------------------
Financial
Federal Corp.          $ 4,064,729   $2,565,335     $--     $ 6,277,050
Fulcrum
Technologies             8,893,294           --      --       9,657,900
Geoworks                15,553,256           --      --      13,987,150
Lifecore
Biomedical Inc.          7,739,300           --      --       9,750,000
Preferred
Networks Inc.            7,329,264           --      --       6,102,863
Western
Wireless Corp. Cl. A    16,848,605           --      --      10,621,875
Westwood
One Inc.                13,705,724           --      --      25,894,400



Federal tax information
(Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, the fund hereby designates $0.738 per share (or if different, the amount necessary to offset net capital gain earned by the Fund for all classes of shares) as capital gain dividends for its taxable year ended July 31, 1996.

The Form 1099 you receive in January 1997 will show the tax status of all distributions paid to your account in calendar 1996.



Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT
ACCOUNTANTS

Price Waterhouse LLP


TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
Eli Shapiro
A.J.C. Smith
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Peter Carman
Vice President

John J. Morgan, Jr.
Vice President

Daniel L. Miller
Vice President

Brett C. Browchuck
Vice President

Roland W. Gillis
Vice President and Fund Manager

Charles H. Swanberg
Vice President and Fund Manager

Robert R. Beck
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Voyager Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information, or to request a prospectus, call toll free: 1-800-225-1581.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.



PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

------------------
Bulk Rate
U.S. Postage
PAID
Putnam
Investments
------------------

27081-007/883/530      9/96



PUTNAM INVESTMENTS                                                   [LOGO]
---------------------------------------------------------------------------
Putnam Voyager Fund
Supplement to Annual Report dated July 31, 1996

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to defined contribution plans investing $250 million or more in one or more of PutnamOs funds or private accounts. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, and M shares, which are discussed more extensively in the annual report.

ANNUAL RESULTS AT A GLANCE
---------------------------------------------------------------------------
Total return:                                     NAV

One year ended 7/31/96                          15.85%
Life of class (since 4/1/94)                    56.01
Annual average                                  20.93
---------------------------------------------------------------------------

Share value:                                      NAV

7/31/95                                        $14.48
7/31/96                                         15.85
---------------------------------------------------------------------------

Distributions:     No.     Income      Capital gains      Total
                    1     $0.0000             $0.860     $0.860
---------------------------------------------------------------------------


Please note that past performance does not indicate future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.